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As Filed with the Securities and Exchange Commission on August 4, 2004.

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

PRE-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PRESTIGE BRANDS, INC.*
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	2834 (Primary Standard Industrial Classification Number)	80-0091750 (I.R.S. Employer Identification No.)

90 North Broadway
Irvington, New York 10533
Telephone: (914) 524-6810
(Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

Peter C. Mann
President and Chief Executive Officer
90 North Broadway
Irvington, New York 10533
Telephone: (914) 524-6810
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Dennis M. Myers, P.C.
Kirkland & Ellis LLP
200 E. Randolph Drive
Chicago, Illinois 60601
Telephone: (312) 861-2000

*    The Co-Registrants listed on the next page are also included in this Form S-4 Registration Statement as additional Registrants.

        Approximate date of commencement of proposed sale of the securities to the public:    The exchange will occur as soon as practicable after the effective date of this Registration Statement.

        If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Exact Name of Additional Registrants*	Primary Standard Industrial Classification Number	Jurisdiction of Formation	I.R.S. Employer Identification No.
Prestige Brands International, LLC	2834	Delaware	20-0941337
Prestige Household Holdings, Inc.	2834	Delaware	20-0815251
Prestige Household Brands, Inc.	2834	Delaware	20-0815219
The Comet Products Corporation	2834	Delaware	20-0940808
The Spic and Span Company	2834	Delaware	06-1605546
Prestige Products Holdings, Inc.	2834	Delaware	80-0091750
Prestige Acquisition Holdings, LLC	2834	Delaware	20-0940783
Bonita Bay Holdings, Inc.	2834	Virginia	01-0619813
Prestige Brands Holdings, Inc.	2834	Virginia	65-1026844
Prestige Brands International, Inc.	2834	Virginia	59-3606733
Prestige Brands Financial Corporation	2834	Delaware	04-3728980
Medtech Holdings, Inc.	2834	Delaware	94-3335024
Medtech Products Inc.	2834	Delaware	83-0318374
Pecos Pharmaceutical, Inc.	2834	California	33-0124594
The Cutex Company	2834	Delaware	74-2899000
Prestige Personal Care Holdings, Inc.	2834	Delaware	80-0091757
Prestige Personal Care, Inc.	2834	Delaware	80-0091755
The Denorex Company	2834	Delaware	75-2993424

*
The address for each of the Additional Registrants is c/o Prestige Brands, Inc., 90 North Broadway, Irvington, New York 10533, telephone: (914) 524-6810. The name, address, including zip code of the agent for service for each Additional Registrant is Peter C. Mann, President and Chief Executive Officer of Prestige Brands, Inc., 90 North Broadway, Irvington, New York 10533, telephone: (914) 524-6810.

PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20: Indemnification of Directors and Officers.

        Delaware General Corporation Law

        Section 145(a) of the Delaware General Corporation Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

        Section 145(b) of the Delaware General Corporation Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

        Section 145(c) of the Delaware General Corporation Law provides that to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 145(a) and (b), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

        Section 145(d) of the Delaware General Corporation Law provides that any indemnification under Section 145(a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 145(a) and (b). Such determination shall be made (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

        Section 145(e) of the Delaware General Corporation Law provides that expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

        Section 145(f) of the Delaware General Corporation Law provides that the indemnification and advancement of expenses provided by, or granted pursuant to, Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

        Section 145(g) of the Delaware General Corporation Law provides that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's capacity as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145.

        Delaware Registrants' Certificates of Incorporation

        The certificates of incorporation of the Delaware registrants include a provision that eliminates the personal liability of directors for monetary damages for actions taken as a director, except for liability for breach of duty of loyalty; for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law; under Section 174 of the Delaware General Corporation Law (unlawful dividends and stock repurchases); or for transactions from which the director derived improper personal benefit.

        The certificates of incorporation of the Delaware registrants provide that these registrants must indemnify their directors and officers to the fullest extent authorized by the Delaware General Corporation Law and must also pay expenses incurred in defending any such proceeding in advance of its final disposition upon delivery of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under this section or otherwise.

        The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of our certificate of incorporation, our by laws, agreement, vote of stockholders or disinterested directors or otherwise.

        The registrants maintain insurance to protect themselves and their respective directors and officers against any such expense, liability or loss, whether or not it would have the power to indemnify them against such expense, liability or loss under applicable law.

        The other registrants are organized in Virginia and California. Indemnification of such registrants' directors and officers provided by applicable law, by the registrants organizational documents, by contract or otherwise are substantially similar to that afforded by the directors and officers of the Delaware registrants.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a)
  The attached Exhibit Index is incorporated herein by reference.

  (b)
  No financial statement schedules are required to be filed herewith pursuant to this Item.

ITEM 22. UNDERTAKINGS.

  (a)
  The undersigned hereby undertake:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

  (ii)
  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

  (iii)
  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

    (2)
    That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3)
    To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b)
  The undersigned hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

  (c)
  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (d)
  The undersigned hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

  (e)
  The undersigned hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Brands, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE BRANDS, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Brands International, LLC, a Delaware limited liability company, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE BRANDS INTERNATIONAL, LLC
By:	/s/ PETER C. MANN Peter C. Mann Manager, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Manager, President and Chief Executive Officer (PrincipalExecutive Officer)
* Peter J. Anderson	Manager, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)
* David A. Donnini	Manager
* Vincent J. Hemmer	Manager
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Household Holdings, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE HOUSEHOLD HOLDINGS, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Household Brands, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE HOUSEHOLD BRANDS, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, The Comet Products Corporation, a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

THE COMET PRODUCTS CORPORATION
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, The Spic and Span Company, a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

THE SPIC AND SPAN COMPANY
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Products Holdings, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE PRODUCTS HOLDINGS, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Acquisition Holdings, LLC, a Delaware limited liability company, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE ACQUISITION HOLDINGS, LLC
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Manager and President (Principal Executive Officer)
* Peter J. Anderson	Manager, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Bonita Bay Holdings, Inc., a Virginia corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

BONITA BAY HOLDINGS, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Brands Holdings, Inc., a Virginia corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE BRANDS HOLDINGS, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Brands International, Inc., a Virginia corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE BRANDS INTERNATIONAL, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Brands Financial Corporation, a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE BRANDS FINANCIAL CORPORATION
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Medtech Holdings, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

MEDTECH HOLDINGS, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Medtech Products Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

MEDTECH PRODUCTS INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Pecos Pharmaceutical, Inc., a California corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PECOS PHARMACEUTICAL, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, The Cutex Company, a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

THE CUTEX COMPANY
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Personal Care Holdings, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE PERSONAL CARE HOLDINGS, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Prestige Personal Care, Inc., a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

PRESTIGE PERSONAL CARE, INC.
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, The Denorex Company, a Delaware corporation, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on the 2nd day of August, 2004.

THE DENOREX COMPANY
By:	/s/ PETER C. MANN Peter C. Mann Director and President

        Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of August, 2004.

Signature	Title

/s/ PETER C. MANN Peter C. Mann	Director and President (Principal Executive Officer)
* Peter J. Anderson	Director, Vice President, Secretary and Treasurer (PrincipalFinancial and Accounting Officer)
*By:	/s/ PETER C. MANN Peter C. Mann ATTORNEY-IN-FACT

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
1.1	Purchase Agreement, dated March 30, 2004, among Prestige Brands, Inc., each Guarantor thereto and Citicorp North America, Inc. as Representative of the Initial Purchasers.*
3.1	Certificate of Incorporation of Prestige Brands, Inc.*
3.2	Bylaws of Prestige Brands, Inc.*
3.3	Certificate of Formation of Prestige Brands International, LLC.*
3.4	Limited Liability Company Agreement of Prestige Brands International, LLC.*
3.5	Certificate of Incorporation of Prestige Household Holdings, Inc.*
3.6	Bylaws of Prestige Household Holdings, Inc.*
3.7	Certificate of Incorporation of Prestige Household Brands, Inc.*
3.8	Bylaws of Prestige Household Brands, Inc.*
3.9	Certificate of Incorporation of The Comet Products Corporation.*
3.10	Bylaws of The Comet Products Corporation.*
3.11	Certificate of Incorporation of The Spic and Span Company.*
3.12	Bylaws of The Spic and Span Company.*
3.13	Certificate of Incorporation of Prestige Products Holdings, Inc.*
3.14	Bylaws of Prestige Products Holdings, Inc.*
3.15	Certificate of Formation of Prestige Acquisition Holdings, LLC.*
3.16	Limited Liability Company Agreement of Prestige Acquisition Holdings, LLC.*
3.17	Articles of Incorporation of Bonita Bay Holdings, Inc.*
3.18	Bylaws of Bonita Bay Holdings, Inc.*
3.19	Articles of Incorporation of Prestige Brands Holdings, Inc.*
3.20	Bylaws of Prestige Brands Holdings, Inc.*
3.21	Articles of Incorporation of Prestige Brands International, Inc.*
3.22	Bylaws of Prestige Brands International, Inc.*
3.23	Certificate of Incorporation of Prestige Brands Financial Corporation.*
3.24	Bylaws of Prestige Brands Financial Corporation.*
3.25	Certificate of Incorporation of Medtech Holdings, Inc.*
3.26	Bylaws of Medtech Holdings, Inc. (f/k/a Pecos Acquisition Company).*
3.27	Certificate of Incorporation of Medtech Products Inc.*
3.28	Bylaws of Medtech Products Inc.*
3.29	Articles of Incorporation of Pecos Pharmaceutical, Inc.*
3.30	Bylaws of Pecos Pharmaceutical, Inc. (f/k/a Stuart Millheiser Incorporated).*

3.31	Certificate of Incorporation of The Cutex Company.*
3.32	Bylaws of The Cutex Company.*
3.33	Certificate of Incorporation of Prestige Personal Care Holdings, Inc.*
3.34	Bylaws of Prestige Personal Care Holdings, Inc.*
3.35	Certificate of Incorporation of Prestige Personal Care, Inc.*
3.36	Bylaws of Prestige Personal Care, Inc.*
3.37	Certificate of Incorporation of The Denorex Company.*
3.38	Bylaws of The Denorex Company.*
4.1	Indenture, dated April 6, 2004, among Prestige Brands, Inc., each Guarantor thereto and U.S. Bank National Association, as Trustee.*
4.2
Registration Rights Agreement, dated April 6, 2004, among Prestige Brands, Inc., each Guarantor thereto, Citigroup Global Markets Inc., Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.*
4.3	Form of Senior Subordinated Note (attached as an exhibit to Exhibit 4.1).*
5.1	Opinion of Kirkland & Ellis LLP.***
5.2	Opinion of Kelley Drye & Warren LLP.***
8.1	Opinion of Kirkland & Ellis LLP.***
10.1
Credit Agreement, dated April 6, 2004, among Prestige Brands, Inc., Prestige Brands International, LLC, the Lenders thereto, the Issuers thereto, Citicorp North America, Inc. as Administrative Agent and as Tranche C Agent, Bank of America, N.A. as Syndication Agent and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent.*
10.2
Pledge and Security Agreement, dated April 6, 2004, by Prestige Brands, Inc. and each of the Grantors party thereto, in favor of Citicorp North America, Inc. as Administrative Agent and Tranche C Agent.*
10.3
Intercreditor Agreement, dated April 6, 2004, between Citicorp North America, Inc. as Administrative Agent and as Tranche C Agent, Prestige Brands, Inc., Prestige Brands International, LLC and each of the Subsidiary Guarantors thereto.*
10.4	Third Amended and Restated Limited Liability Company Agreement of Prestige International Holdings, LLC, dated April 6, 2004.*
10.5	Unit Purchase Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, GTCR Fund VIII, L.P., GTCR Fund VIII/B, L.P., GTCR Co-Invest II, L.P. and the TCW/Crescent Purchasers thereto.*
10.6
First Amendment, Acknowledgment and Supplement to Unit Purchase Agreement, dated April 6, 2004, to the Unit Purchase Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, GTCR Fund VIII, L.P., GTCR Fund VIII/B, L.P., GTCR Co-Invest II, L.P. and the TCW/Crescent Purchasers thereto.*

10.7
Second Amendment, Acknowledgement and Supplement to Unit Purchase Agreement, dated April 6, 2004, to the Unit Purchase Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, GTCR Fund VIII, L.P., GTCR Fund VIII/B, L.P., GTCR Co-Invest II, L.P. and the TCW/Crescent Purchasers thereto as amended by the First Amendment, Acknowledgement and Supplement to Unit Purchase Agreement, dated April 6, 2004.*
10.8
Securityholders Agreement, dated February 6, 2004, among Medtech/Denorex, LLC, GTCR Fund VIII, L.P., GTCR Fund VIII/B, L.P., GTCR Co-Invest II, L.P., GTCR Capital Partners, L.P., the TCW/Crescent Purchasers and the TCW/Crescent Lenders thereto, each Executive thereto and each of the Other Securityholders thereto.*
10.9
First Amendment and Acknowledgement to Securityholders Agreement, dated April 6, 2004, to the Securityholders Agreement, dated February 6, 2004, among Medtech/Denorex, LLC, GTCR Fund VIII, L.P., GTCR Fund VIII/B, L.P., GTCR Co-Invest II, L.P., GTCR Capital Partners, L.P., the TCW/Crescent Purchasers and the TCW/Crescent Lenders thereto, each Executive thereto and each of the Other Securityholders thereto.*
10.10
Registration Rights Agreement, dated February 6, 2004, among Medtech/Denorex, LLC, GTCR Fund VIII, L.P., GTCR Fund VIII/B, L.P., GTCR Co-Invest II, L.P., GTCR Capital Partners, L.P., the TCW/Crescent Purchasers and the TCW/Crescent Lenders thereto, each Executive thereto and each of the Other Securityholders thereto.*
10.11
First Amendment and Acknowledgement to Registration Rights Agreement, dated April 6, 2004, to the Registration Rights Agreement, dated February 6, 2004, among Medtech/Denorex, LLC, GTCR Fund VIII, L.P., GTCR Fund VIII/B, L.P., GTCR Co-Invest II, L.P., GTCR Capital Partners, L.P., the TCW/Crescent Purchasers and the TCW/Crescent Lenders thereto, each Executive thereto and each of the Other Securityholders thereto.*
10.12
Senior Preferred Investor Rights Agreement, dated March 5, 2004, among Medtech/Denorex, LLC, GTCR Fund VIII, L.P., TSG3 L.P., J. Gary Shansby, Charles H. Esserman, Michael L. Mauze, James L. O'Hara and each Subsequent Securityholder thereto.*
10.13	Amended and Restated Professional Services Agreement, dated April 6, 2004, by and between GTCR Golder Rauner II, L.L.C. and Prestige Brands, Inc.*
10.14
Amended and Restated Management Company Services Agreement, dated April 6, 2004, among Prestige Brands, Inc., Prestige Brands International, Inc., Medtech Products, Inc., The Spic and Span Company, The Comet Products Corporation and The Denorex Company.*
10.15	Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Peter C. Mann.*
10.16
First Amendment and Acknowledgement to Senior Management Agreement, dated March 5, 2004, to the Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Peter C. Mann.*

10.17
Second Amendment and Acknowledgement to Senior Management Agreement, dated April 6, 2004, to the Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Peter C. Mann and amended by the First Amendment and Acknowledgement to Senior Management Agreement, dated March 5, 2004.*
10.18	Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Peter J. Anderson.*
10.19
First Amendment and Acknowledgement to Senior Management Agreement, dated March 5, 2004, to the Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Peter J. Anderson.*
10.20
Second Amendment and Acknowledgement to Senior Management Agreement, dated April 6, 2004, to the Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Peter J. Anderson and amended by the First Amendment and Acknowledgement to Senior Management Agreement, dated March 5, 2004.*
10.21	Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Gerard F. Butler.*
10.22
First Amendment and Acknowledgement to Senior Management Agreement, dated March 5, 2004, to the Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Gerard F. Butler.*
10.23
Second Amendment and Acknowledgement to Senior Management Agreement, dated April 6, 2004, to the Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Gerard F. Butler and amended by the First Amendment and Acknowledgement to Senior Management Agreement, dated March 5, 2004.*
10.24	Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Michael A. Fink.*
10.25
First Amendment and Acknowledgement to Senior Management Agreement, dated March 5, 2004, to the Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Michael A. Fink.*
10.26
Second Amendment and Acknowledgement to Senior Management Agreement, dated April 6, 2004, to the Senior Management Agreement, dated February 6, 2004, by and among Medtech/Denorex, LLC, Medtech/Denorex Management, Inc. and Michael A. Fink and amended by the First Amendment and Acknowledgement to Senior Management Agreement, dated March 5, 2004.*
10.27	Distribution Agreement, dated April 24, 2003, by and between Medtech Holdings, Inc. and OraSure Technologies, Inc.**
10.28	License Agreement, dated June 2, 2003, between Zengen, Inc. and Prestige Brands International, Inc.**
10.29	Patent and Technology License Agreement, dated October 2, 2001, between The Procter & Gamble Company and Prestige Brands International, Inc.***

10.30	Amendment, dated April 30, 2003, to the Patent and Technology License Agreement, dated October 2, 2001, between The Procter & Gamble Company and Prestige Brands International, Inc.***
10.31
Contract Manufacturing Agreement, dated February 1, 2001, among The Procter & Gamble Manufacturing Company, P&G International Operations SA, Prestige Brands International, Inc. and Prestige Brands International (Canada) Corp.**
10.32	Manufacturing Agreement, dated December 30, 2002, by and between Prestige Brands International, Inc. and Abbott Laboratories.**
10.33	Amendment No. 4 and Restatement of Contract Manufacturing Agreement, dated May 1, 2002, by and between The Procter & Gamble Company and Prestige Brands International, Inc.**
10.34	Letter Agreement, dated April 15, 2004, between Prestige Brands, Inc. and Carrafiello Diehl & Associates, Inc.**
12.1	Ratio of Earnings to Fixed Charges.*
21.1	Subsidiaries of the Registrant.*
23.1	Consent of PricewaterhouseCoopers LLP.*
23.2	Consent of Ernst & Young LLP.*
23.3	Consent of Kirkland & Ellis LLP (included in Exhibits 5.1 and 8.1).***
23.4	Consent of Kelley Drye & Warren LLP (included in Exhibit 5.2).***
24.1	Powers of Attorney (included on signature page).
25.1	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of U.S. Bank National Association, as Trustee.***

*
Previously filed.

**
Certain confidential portions have been omitted pursuant to a confidential treatment request which has been separately filed with the Securities and Exchange Commission.

***
To be filed by amendment.

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PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS
SIGNATURES
EXHIBIT INDEX